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                                                        EXHIBIT 20(c)

                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2002-A Owner Trust
    As of and for the period from December 1, 2001 through March 31, 2002

Principal Distributions
Class A1                                         211,028,245.45
Class A2                                                   0.00
Class A3                                                   0.00
Class A4                                                   0.00
                                               ----------------
     Total                                       211,028,245.45

Interest Distributions
Class A1                                           1,266,627.89
Class A2                                           1,564,098.13
Class A3                                           1,742,901.88
Class A4                                           1,983,870.23
                                               ----------------
     Total                                         6,557,498.13

Distribution Amount Allocable
     To Previously Unpaid Interest
Class A1                                                   0.00
Class A2                                                   0.00
Class A3                                                   0.00
Class A4                                                   0.00
                                               ----------------
     Total                                                 0.00

Remaining Unpaid Interest
Class A1                                                   0.00
Class A2                                                   0.00
Class A3                                                   0.00
Class A4                                                   0.00
                                               ----------------
     Total                                                 0.00

Outstanding Principal Balance
Class A1                                         248,641,754.55
Class A2                                         387,000,000.00
Class A3                                         429,000,000.00
Class A4                                         234,932,000.00
                                               ----------------
     Total                                     1,299,573,754.55

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                      Toyota Motor Credit Corporation
                    Aggregate Monthly Report Information
                 Toyota Auto Receivables 2002-A Owner Trust
   As of and for the period from December 1, 2001 through March 31, 2002


Principal Shortfalls
Class A1                                                   0.00
Class A2                                                   0.00
Class A3                                                   0.00
Class A4                                                   0.00
                                               ----------------
     Total                                                 0.00

Interest Shortfalls
Class A1                                                   0.00
Class A2                                                   0.00
Class A3                                                   0.00
Class A4                                                   0.00
                                               ----------------
     Total                                                 0.00

Servicing Fee                                      4,920,222.53

Payments Ahead                                       543,900.04

Servicer Advances                                  2,652,506.85


Revolving Liquidity Note - Total Amount Available  7,786,611.00
Cumulative Draws on the Note                               0.00
Amounts Reimbursed                                         0.00